UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2005

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia   30309

(Address of principal executive offices)   (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 24, 2005, EarthLink, Inc. (“EarthLink”) and SKT Telecom Co., Ltd. (“SKT”) announced that they have completed the formation of a joint venture to market wireless voice and data services in the U.S.   The new entity, called SK-EarthLink, is a non-facilities-based nationwide mobile virtual network operator (“MVNO”) offering mobile communications services and handsets to U.S. consumers.   EarthLink and SKT, as partners, have committed to invest an aggregate of $440 million in SK-EarthLink over the next three years.

Under the terms of the joint venture agreement, EarthLink and SKT each have a 50 percent voting and economic ownership interest in SK-EarthLink.  The joint venture structure consists of two entities - a management company, SK-EarthLink Management Corp., and an operating company, SK-EarthLink LLC.  The management company serves as the manager of the operating company, with the board of directors of the management company directing the operating company’s operations.  Three members from each of EarthLink and SKT comprise the board of directors.

Pursuant to SK-EarthLink’s Contribution and Formation Agreement, EarthLink invested $43 million and contributed non-cash assets valued at $40 million, including customers, contractual arrangements and agreements to prospectively market SK-EarthLink’s services.  In addition, EarthLink has committed to invest an additional $137 million in SK-EarthLink over the next three years.

EarthLink expects the use of cash for the formation of SK-EarthLink and the financing of SK-EarthLink’s near-term operations to adversely affect EarthLink’s cash position.  In addition, EarthLink expects SK- EarthLink to incur losses due to the start-up nature of SK-EarthLink’s operations, and EarthLink will be required to include its proportionate share of the earnings (losses) of SK-EarthLink in its statements of operations, which would adversely affect EarthLink’s earnings and earnings per share.  Lastly, the transfer of EarthLink’s wireless customers to SK-EarthLink will result in the revenues associated with these customers being recognized by SK-EarthLink rather than EarthLink.

In connection with Sky Dayton’s new role as chief executive officer of SK-EarthLink, Mr. Dayton stepped down as chairman of the board of directors of EarthLink but will remain a director of EarthLink. Robert M. Kavner is now the chairman of the board of directors of EarthLink.

In consideration of services performed by Mr. Dayton on EarthLink’s behalf in connection with completing the formation of SK-EarthLink, on March 28, 2005, the Compensation Committee of the Board of Directors of EarthLink approved payment of a consulting fee to Mr. Dayton in the amount of $90,960.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The press release issued March 24, 2005 announcing the formation of SK-EarthLink is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

10.1

Contribution and Formation Agreement Among SK Telecom International, Inc., SK Telecom Co., Ltd. and EarthLink, Inc. (incorporated by reference to Exhibit 10.1 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).

10.2	Form of Operating Company Agreement of SK-EarthLink LLC (incorporated by reference to Exhibit 10.2 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
10.3	Form of Certificate of Incorporation of SK-EarthLink Management Corp. (incorporated by reference to Exhibit 10.3 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
10.4	Form of Bylaws of SK-EarthLink Management Corp. (incorporated by reference to Exhibit 10.4 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
10.5	Form of Stockholders Agreement of SK-EarthLink Management Corp. (incorporated by reference to Exhibit 10.5 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
99.1*	Press release dated March 24, 2005.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Date: March 30, 2005

Exhibit Index

Exhibit No.	Description

10.1

Contribution and Formation Agreement Among SK Telecom International, Inc., SK Telecom Co., Ltd. and EarthLink, Inc. (incorporated by reference to Exhibit 10.1 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).

10.2	Form of Operating Company Agreement of SK-EarthLink LLC (incorporated by reference to Exhibit 10.2 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
10.3	Form of Certificate of Incorporation of SK-EarthLink Management Corp. (incorporated by reference to Exhibit 10.3 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
10.4	Form of Bylaws of SK-EarthLink Management Corp. (incorporated by reference to Exhibit 10.4 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
10.5	Form of Stockholders Agreement of SK-EarthLink Management Corp. (incorporated by reference to Exhibit 10.5 of EarthLink, Inc.’s Report on Form 8-K dated January 26, 2005—File No. 001-15605).
99.1*	Press release dated March 24, 2005.

* Filed herewith.